UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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[  ]  Definitive Proxy Statement

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Wendy’s/Arby’s Group, Inc.
Name of the Registrant as Specified In Its Charter

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

WENDY'S/ARBY'S GROUP, INC.

WENDY'S/ARBY'S GROUP, INC.
1155 PERIMETER CENTER WEST
ATLANTA, GA 30338

M12337- P76957

Meeting Information

Meeting Type: Annual For holders as of: 3/31/09 Date: 5/28/2009 Time: 11:00 a.m.
Location:	W New York
541 Lexington Avenue
New York, NY 10022

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT	Admission Ticket

How to View Online:
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M12338-P76957

Voting Items

The Board of Directors recommends a vote "FOR" the election of the nominees listed and "FOR" each proposal.
1.	To elect twelve (12) directors to hold office as specified in the Company's Proxy Statement.

Nominees:
01)	Nelson Peltz	07)	Joseph A. Levato
02)	Peter W. May	08)	J. Randolph Lewis
03)	Hugh L. Carey	09)	David E. Schwab II
04)	Clive Chajet	10)	Roland C. Smith
05)	Edward P. Garden	11)	Raymond S. Troubh
06)	Janet Hill	12)	Jack G. Wasserman

2.

To adopt an amendment and restatement of the Company's Certificate of Incorporation (the Certificate of Incorporation) to refer to Class A Common Stock as Common Stock and make other conforming changes.

3.

To adopt an amendment and restatement of the Certificate of Incorporation to provide that, in the absence of the Chairman of the Board, the alternate presiding chairman at a meeting of the Company's stockholders would be, in order, the Vice Chairman, the Chief Executive Officer or a person designated by a majority of the Board of Directors.

4.	To adopt an amendment and restatement of the Certificate of Incorporation to change the advance notice procedures for stockholder proposals and director nominations.

5.

To adopt an amendment and restatement of the Certificate of Incorporation to provide that directors may be removed only by the affirmative vote of the holders of two-thirds of the voting power of the Company's capital stock.

M12339-P76957

6.

To adopt an amendment and restatement of the Certificate of Incorporation to repeal Article VI thereof, which imposes super-majority stockholder approval requirements for certain business combination transactions between the Company and an interested stockholder.

7.	To re-approve the Performance Goal Bonus Awards portion of the Company's 1999 Executive Bonus Plan.

8.	To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for 2009.

9.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

M12340-P76957